SPDR® S&P® Emerging Markets Dividend ETF	EDIV

(NYSE Ticker)

SUMMARY PROSPECTUS - JANUARY 31, 2012

Before you invest in the SPDR S&P Emerging Markets Dividend ETF (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s prospectus and statement of additional information dated January 31, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=EDIV. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

INVESTMENT OBJECTIVE
The SPDR S&P Emerging Markets Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks dividend paying securities of publicly-traded companies in emerging markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	0.59%

DISTRIBUTION AND SERVICE (12b-1) FEES	None

OTHER EXPENSES*	0.00%

TOTAL ANNUAL FUND OPERATING EXPENSES*	0.59%

*	Amounts do not reflect extraordinary expenses of 0.03% incurred during the prior fiscal year.

example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$60	$189	$329	$738

portfolio turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (February 23, 2011) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY
In seeking to track the performance of the S&P Emerging Markets Dividend Opportunities Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) generally

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expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index, or in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) based on securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). Swaps, options and futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is comprised of 100 of the highest yielding emerging markets stocks, based on market capitalization, in the S&P Dividend Opportunities family of indices (excluding the S&P/CITIC China A-Share Dividend Opportunities Index) that meet certain investability requirements. The S&P Dividend Opportunities family is comprised of the following five indices: the S&P Global Dividend Opportunities Index; the S&P International Dividend Opportunities Index; the S&P Pan Asia Dividend Opportunities Index; the S&P Europe Dividend Opportunities Index and the S&P/CITIC China A-Share Dividend Opportunities Index. The Index includes publicly traded companies with market capitalizations of at least U.S.$1 billion, float-adjusted market cap of US$300 million and three-month average daily value traded above the liquidity threshold of U.S.$1 million as of the rebalancing reference date. The stocks must be listed on the primary exchanges of those countries included in the S&P/IFCI. In the event that a stock from an eligible country is listed on the local and the developed market exchanges, the preference will be given to a more liquid listing. Stocks passing these criteria form the investible universe and are then subject to screening for two stability factors, earnings growth and profitability. Stocks must have a positive, cumulative three-year earnings growth and stocks must be profitable, as measured by positive earning per share before extraordinary items, over the latest 12-month period as of the rebalancing reference date. The Index is rebalanced after the US market close on the third Friday of January. In addition, Standard & Poor’s Financial Services LLC (“S&P” or “Index Provider”) is introducing a semi-annual review, effective on the third Friday of July. The results of the review may result in an update to the weights of the constituents to comply with the index weighting requirements. No single country or sector can have more than 25% weight in the Index and no single stock can have a weight of more than 3% in the Index. Countries covered in the Index have historically included, among others: Brazil, Chile, China, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. As of December 31, 2011, the Index was comprised of 100 securities.

The Index is sponsored by S&P which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

passive strategy/index risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

index tracking risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements, and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

equity investing risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

foreign investment risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks

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since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

emerging markets risk: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

derivatives risk: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

non-diversification risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

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PORTFOLIO MANAGEMENT

investment adviser
SSgA FM serves as the investment adviser to the Fund.

portfolio managers
The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

mike feehily, cfa, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

john tucker, cfa, is a Managing Director of SSgA and the Adviser. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as 401(k) plan or individual retirement account.

EDIV SUM PRO

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